UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report- July 6, 2017
(Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

390 E Parkcenter Blvd, Suite 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of shareholders of U.S. Geothermal Inc. (the “Company”) held on July 6, 2017, the shareholders of the Company: (1) elected each of the seven director nominees set forth below to serve as a director of the Company until the next annual meeting of shareholders and until a successor is elected and qualified; (2) ratified the appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017; (3) approved on an advisory basis (the “say on pay” vote) the compensation for the Company’s named executive officers as described in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 25, 2017 (the “Proxy Statement”), and (4) approved on an advisory basis “two years” as the frequency of the future say-on-pay votes.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following seven directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

	Number of Shares
	Voted For	Vote Withheld	Broker Non-Votes
Ali G. Hedayat	10,070,334	103,938	5,961,996
Douglas J. Glaspey	10,033,515	140,757	5,961,996
Randolph J. Hill	10,119,879	54,393	5,961,996
Paul A. Larkin	9,518,894	655,378	5,961,996
Leland L. Mink	10,119,208	55,064	5,961,996
James C. Pappas	9,768,255	406,017	5,961,996
John H. Walker	9,765,873	408,399	5,961,996

(2)	Ratification of the continued appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017:

Number of Shares
	Voted		Broker Non-
Voted For	Against	Abstain	Votes
16,022,613	76,472	37,183	N/A

(3)	Advisory vote on the compensation of the Company’s named executive officers as described in the Proxy Statement:

Number of Shares
	Voted		Broker Non-
Voted For	Against	Abstain	Votes
9,378,541	675,886	119,845	5,961,996

(4)	Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

Number of Shares
		Three		Broker Non-
One Year	Two Years	Years	Abstain	Votes
3,783,603	6,087,028	274,029	29,612	5,961,996

The board of directors (the “Board”) of the Company considered the results of the advisory vote on the frequency of future say-on-pay votes, and in accordance with its recommendation set forth in the Proxy Statement and consistent with the stated preference of the majority of the Company’s shareholders, the Board has determined that future say-on-pay votes will be held every two years until the next required advisory vote on the frequency of say-on-pay votes occurs or until the Board otherwise determines that a different frequency for say-on-pay votes is in the best interest of shareholders. The next required advisory vote on the frequency of say-on-pay votes will occur no later than the Company’s 2023 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 7, 2017	U.S. Geothermal Inc.

By:	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer